EXHIBIT B
                             INDEMNIFICATION AGREEMENT

        THIS INDEMNIFICATION AGREEMENT, dated as of _________ __ 1993, is made by Burnup & Sims Inc., a Delaware corporation ("Burnup"), for the benefit of the undersigned current and former directors and officers of Burnup and/or its subsidiaries (individually an "Indemnified Party" and collectively the "Indemnified Parties"). Except as defined herein, capitalized terms used herein and defined in that certain Agreement (the "Agreement") made as of the ___ day of October, 1993 by and among Burnup, Jorge L. Mas, Jorge Mas, Juan Carlos Mas and Jose Ramon Mas, are used herein as so defined.

        For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

        1. Indemnification. a. For six years after the Closing Date, Burnup shall, to the fullest extent permitted under applicable law, indemnify and hold harmless each Indemnified party against any and all costs, expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages, obligations, disbursements, penalties and liabilities imposed on, asserted against or incurred by such Indemnified Party in connection with the actions disclosed in Section 3.10 of the Burnup Disclosure Schedule or any other action, suit, proceeding or investigation (whether existing or arising before or after the Closing Date or civil, criminal, administrative or investigative) concerning such Indemnified Party by reason of the fact that he is or was a director or officer of Burnup or is or was serving at the request of Burnup as a director or officer of a Burnup subsidiary.

             b. An Indemnified Party shall provide prompt written notice to Burnup of any matter which may give rise to a claim for indemnification under this Indemnification Agreement and of such person's intention to make a claim for indemnification hereunder; provided, however, that no delay on the part of the Indemnified Party in notifying Burnup shall relieve Burnup from any obligation hereunder unless and solely to the extent Burnup is prejudiced thereby. In the event of any such claim by an Indemnified Party (whether arising before or after the Closing Date), Burnup shall advance the expenses of such Indemnified Party, including the payment of the fees and expenses of counsel selected by Burnup, which counsel shall be reasonably satisfactory to such Indemnified Party, promptly after statements therefor are received; provided, however, that Burnup shall not be required to pay the fees and
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   expenses of  more than one counsel  (and one local counsel)  to represent all
   Indemnified Parties as a group unless Burnup has approved in writing the retention of such other counsel, which approval shall not be unreasonably withheld in instances where the interests of Indemnified Parties conflict in any material respect; and provided further that the Indemnified Party shall reimburse Burnup for all fees and expenses advanced by Burnup if it is finally judicially determined that the Indemnified Party is not entitled to indemnification hereunder. The parties shall cooperate in the defense of any matter giving rise to a claim for indemnification hereunder.

             c. The parties shall cooperate with each other in connection with any claim for indemnification hereunder and Burnup shall provide to the Indemnified Parties and their respective representatives access to records, information and personnel of Burnup and its subsidiaries which are pertinent to the defense of any such claim.

             d. Burnup shall not be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld) and Burnup shall not settle any action in rich any Indemnified Party is a party without the prior written consent of such Indemnified Party, unless the proposed settlement involves only the payment of money damages, does not impose an injunction or other equitable relief upon such Indemnified Party, does not admit to any wrongdoing by the Indemnified Party and results in the unconditional release of the Indemnified Party with respect to all claims for which indemnification is sought.

             e. Burnup shall, upon notice of a claim for indemnification from an Indemnified Party, make financial arrangements reasonably satisfactory to such Indemnified Party, such as the posting of a bond or a letter of credit, to secure payment of the obligations under this Indemnification Agreement.

             f. In the event that any claim entitling the Indemnified Party to indemnification hereunder is asserted or made within such six-year period, all rights to indemnification with respect to the claim to which such proceeding or investigation relates shall continue until disposition of such proceeding or investigation.

        2.   Directors'  and  Officers'  Insurance.   For  six  years  after the
   Closing Date, Burnup shall maintain officers' and directors' liability insurance covering the Indemnified Parties with respect to actions and

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   omissions occurring prior to the Closing Date, on terms which are at least as favorable as the terms of insurance as in effect on the date hereof. Burnup shall be responsible for the cost of such insurance for Indemnified Parties in an amount not to exceed the current cost thereof plus fifty percent (50%)
   and the  Indemnified Parties  shall be  responsible for any  excess.   If the
   Indemnified Parties shall fail to pay such excess amount to Burnup, Burnup shall be required to maintain such insurance only in an amount not to exceed the current cost thereof plus fifty percent (50%).

        3. Survival. This Indemnification Agreement shall survive the Closing of the transactions contemplated in the Agreement, is intended to benefit each of the Indemnified Parties (each of whom shall be entitled to enforce the provisions of this Indemnification Agreement against Burnup or any Burnup subsidiary) and shall be binding on all successors and assigns of Burnup.

        4. Consolidation, Merger, Transfer of Assets. If Burnup or any of its successors or assigns consolidates with or merges into any other Person and is not the surviving corporation or entity, Burnup shall require that the surviving corporation or entity assumes Burnup's obligations hereunder. If Burnup transfers all or substantially all of its properties and assets to any other Person, Burnup shall either (i) make proper provisions in connection with such transfer so that such Person assumes Burnup's obligations hereunder or (ii) reserve from the proceeds of such transfer an amount sufficient to meet its obligations hereunder.

        5.   Governing Law.   This  Indemnification Agreement shall  be governed
   by, and construed in accordance with, the laws of the State of Delaware.

        6. Amendment. This Agreement may not be amended except by an instrument in writing signed by the party to be charged or, if an Indemnified Party so elects, by Nick A. Caporella on behalf of such party. Burnup shall be entitled to assume, and shall be protected in assuming, that such Indemnified party has authorized Nick A. Caporella to sign any such amendment on his behalf.

        7. Counterparts. This Agreement may be executed in one or more counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof,


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   each  signed by  less than  all, but  together signed  by all of  the parties hereto.

        8. Entire Agreement; Assignment. This Agreement constitutes the entire agreement among the parties hereto and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement shall be binding upon and inure to the benefit of the respective heirs, executors, successors and assigns of the parties hereto, provided, however, that this Agreement shall not be assigned by any party without the prior written consent of the other parties hereto.

        9. Attorneys' Fees. In the event of litigation between the parties with respect to any matter arising under this Agreement, the prevailing party shall be entitled to recover from the other party all of its reasonable costs and expenses, including reasonable attorneys' fees incurred in such litigation (including appellate litigation).

        IN   WITNESS   WHEREOF,   the   parties  hereto   have   executed   this
   Indemnification Agreement as of the date first written above.

                                 BURNUP & SIMS, INC.

                                 By:_______________________
                                      President

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